Summary Prospectus Select Large Cap Growth Stock Fund AUGUST 1, 2010 Class / Ticker Symbol A / SXSAX C / STTFX I / STTAX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Select Large Cap Growth Stock Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 65 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a % of net asset value)	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	C Shares	I Shares
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.11%	0.11%	0.11%

Total Annual Fund Operating Expenses	1.26%	1.96%	0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$696	$952	$1,227	$2,010
C Shares	$299	$615	$1,057	$2,285
I Shares	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

A Shares	$696	$952	$1,227	$2,010
C Shares	$199	$615	$1,057	$2,285
I Shares	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

August 1, 2010	1	Summary Prospectus

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other U.S. traded equity securities of large cap companies. U.S. traded equity securities may include American Depositary Receipts (“ADRs”). Silvant Capital Management LLC (the “Subadviser”) considers large cap companies to be companies with market capitalizations similar to those of companies in the Russell 1000® Growth Index. As of July 1, 2010, the market capitalization range of companies in the Russell 1000® Growth Index was between approximately $684 million and $269 billion.

The Subadviser applies proprietary quantitative models to rank stocks based on improving fundamentals, valuation, capital deployment and efficiency and sentiment or behavior factors. The Subadviser then uses fundamental research to select the portfolio of stocks it believes has the best current risk/return characteristics. In selecting investments for purchase and sale, the Subadviser seeks companies with strong current earnings, growth in revenue, improving profitability, strong balance sheet, strong current and projected business fundamentals, and reasonable valuation. The Subadviser believes in executing a very disciplined and objective investment process in controlling risk through a broadly diversified portfolio. Generally, the Fund will hold 40 securities or less.

In addition, to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

Principal Investment Risks

Equity Risk: Stock prices may fall over short or extended periods of time. The value of the Fund’s common stocks may fluctuate drastically from day to day.

Style Risk (Growth Stock): Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Large Company Risk: Large cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Smaller Company Risk: Small and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of a larger company. Smaller companies may be newer or less established and may have limited resources, products and markets. They may be less liquid.

ADR Risk: Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.

Limited Number of Holdings Risk: Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings or the Fund’s respective benchmark.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. A Shares were offered beginning October 14, 2003. Performance prior to October 14, 2003 with respect to the A Shares is that of I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
13.51%	-20.29%
(9/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was -9.19%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. These returns reflect applicable sales charges and assume shareholders redeem all of their shares at the end of the period

Summary Prospectus	2	August 1, 2010

indicated. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the I Shares. After-tax returns for other classes will vary.

	1 Year	5 Years	10 Years

A Shares Returns Before Taxes	24.13%	0.23%	-3.09%

C Shares Returns Before Taxes	29.63%	0.70%	-3.34%

I Shares Returns Before Taxes	31.97%	1.71%	-2.34%

I Shares Returns After Taxes on Distributions	31.92%	1.67%	-2.36%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	20.82%	1.46%	-1.95%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	-3.99%

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. Silvant Capital Management LLC is the Fund’s subadviser.

Portfolio Management

Mr. Christopher Guinther, President and Chief Investment Officer of the Subadviser, and Mr. Michael A. Sansoterra, Managing Director of the Subadviser, have co-managed the Fund since March 2007. Mr. Joe Ransom, CFA, Managing Director of the Subadviser, has co-managed the Fund since March 2007 after managing the Fund since January 2007.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and C Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
C Shares	$5,000 ($2,000 for IRA or other tax qualified accounts)
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

August 1, 2010	3	Summary Prospectus

RFSUM-SLCG-0810